UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2004
                                                           -------------

                             Cheviot Financial Corp.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Federal                       0-50529                 56-2423720
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
                                                             Identification No.)


3723 Glenmore Avenue, Cincinnati, Ohio                               45211-4744
--------------------------------------                               ----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

      Exhibit No.       Description
      ----------        -----------
        99.1            Press release of Cheviot  Financial  Corp.,  dated July
                        26, 2004 announcing the Company's earnings for the three months ended June 30, 2004.

Item 12.        Results of Operations and Financial Condition.

         On July 26, 2004, Cheviot Financial Corp. announced its earnings for the quarter ended June 30, 2004. A copy of the press release dated July 26, 2004, detailing earnings for this period is attached as Exhibit 99.1 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                       CHEVIOT FINANCIAL CORP.



DATE:  July 27, 2004                          By:      /s/ Scott T. Smith
                                                       -------------------------
                                                       Scott T. Smith
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit         Description

 99.1 Press release of Cheviot Financial Corp., dated July 26, 2004 announcing the Company's earnings for the three months ended June 30, 2004.